UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2025

Celestica Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	001-14832	98-0185558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5140 Yonge Street, Suite 1900 Toronto, Ontario, Canada	M2N 6L7
(Address of principal executive officers)	(Zip Code)

(416) 448-2211
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Common Shares without par value	CLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2025, Celestica Inc. (the “Company”), held its 2025 annual and special meeting of shareholders (the “Meeting”). A total of 83,954,535 of the Company’s common shares were present or represented by proxy at the meeting, representing approximately 73.01% of the Company’s 114,991,980 common shares that were outstanding and entitled to vote at the Meeting as of the record date of April 22, 2025. Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each matter. Each of the matters are described in further detail in the Company’s definitive proxy statement dated April 29, 2025, filed with the Securities and Exchange Commission (the “SEC”) via EDGAR on the SEC’s website at www.sec.gov, and with the applicable Canadian regulatory authorities via SEDAR+ at www.sedarplus.ca.

Matter 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Kulvinder (Kelly) Ahuja	69,261,385	2,651,589	12,041,322
Robert A. Cascella	68,052,645	3,860,329	12,041,322
Françoise Colpron	66,527,817	5,385,157	12,041,322
Jill Kale	71,011,261	901,713	12,041,322
Amar Maletira	71,605,054	307,920	12,041,322
Robert A. Mionis	71,828,648	84,326	12,041,322
Luis A. Müller	68,635,849	3,277,125	12,041,322
Michael M. Wilson	67,237,060	4,675,914	12,041,322

Matter 2: Approval of Appointment of Auditor and Authority of Board to Fix Auditor Remuneration

For	78,506,133
Withheld	5,448,161
Broker Non-Votes	2

Matter 3: Advisory Vote to Approve Named Executive Officer Compensation

For	69,181,846
Against	2,321,266
Abstain	409,859
Broker Non-Votes	12,041,325

Matter 4: Advisory Vote on the Frequency of Executive Compensation Advisory Vote

One Year	68,943,480
Two Years	248,647
Three Years	2,439,524
Abstain	274,490
Broker Non-Votes	12,041,785

Matter 5: Approval of the 2025 Long Term Incentive Plan

For	67,695,109
Against	2,777,570
Abstain	1,440,290
Broker Non-Votes	12,041,327

Matter 6: Adoption of By-Law 2 (Advance Notice)

For	71,519,361
Against	133,275
Abstain	260,327
Broker Non-Votes	12,041,323

Item 8.01	Other Events.

On June 17, 2025, the Company issued a press release announcing the voting results from the Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated June 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celestica Inc.

Date: June 18, 2025
	By:	/s/ Douglas Parker
Name: Douglas Parker
Title: Chief Legal Officer and Corporate Secretary